Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Operating Results and Financial Position of Discontinued Operations
The operating results and financial position of discontinued operations are as follows:

(in millions, except per share data)	2012	2011	2010
Operating Results:
Net sales	$—	$19.9	$45.9
Income from operations before income taxes(1)	—	2.5	6.6
Gain (loss) on sale before income taxes	(2.1)	41.5	(0.1)
Provision (benefit) for income taxes	(0.5)	5.9	1.9
Income (loss) from discontinued operations	$(1.6)	$38.1	$4.6
Per share:
Basic income (loss) from discontinued operations	$(0.02)	$0.69	$0.08
Diluted income (loss) from discontinued operations	$(0.02)	$0.66	$0.08

(1)	During the fourth quarter of 2010, we completed the sale of a property formerly occupied by our commercial print finishing business, resulting in a gain on sale of $1.7 million.